LEASE AGREEMENT

THIS AGREEMENT is made the 26th day of  March 2015, by and between HENDERSON SARNO, L.C., a Florida limited liability company, or assigns, (“Landlord), and OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC. ,  a corporation organized under the laws of the State of Colorado and authorized to do business in the State of Florida (“Tenant”).

1.

Demised Premises.  Landlord does hereby demise and let unto Tenant, and Tenant rents from Landlord, all that land (“Land”) as described on Exhibit “A” attached hereto, together with the building of approximately 50,492 square feet (“Building”) thereon at 3991 Sarno Road, Melbourne, Brevard County, Florida.  (Land and Building hereinafter collectively “Demised Premises”), for a term described in Section 2 hereof, and to be used and occupied as office, engineering, manufacturing (including manufacture of batteries), warehousing and assembly space and for no other purpose.  Tenant hereby accepts the Demised Premises “as is” and Tenant is solely responsible for improving the Demised Premises to render them suitable for Tenant’s use and occupancy.

2.

Demised Term.  This Lease shall be for a term of five (5) years and three (3) months (“Demised Term”), unless earlier terminated pursuant to the terms of this Lease, beginning on the 1st of April, 2015 (“Commencement Date”), and ending the 30th day of June, 2020 (“Expiration Date”).  Each year during the Demised Term or any Extended Term, shall be referred to as a “Lease Year”.

3.

Basic Rent.

a.

First Year of the Demised Term.  During the first Lease Year of the Demised Term, Tenant agrees to pay a net Basic Rent (“Basic Rent”) in the sum of two hundred sixty three thousand, one hundred, eighty-nine and 55/100 dollars ($263,189.55) plus applicable sales tax, per annum,  lawful money of the United Stated of America, payable in advance during the First Year of the Demised Term of this Lease in sums of twenty-nine thousand, two hundred, forty-three and 28/100 dollars ($29,243.28) on the first day of each month commencing on the 1st day of  July, 2015, and continuing thereafter on the first day of each month during the first year of the Demised Term. Rent shall be due and payable without demand or offset, at the office of Landlord (Attention:  Accounts Payable), 112 Chesley Drive, Suite 200, Media, Pennsylvania  19063.  Upon execution of this Lease by Tenant, Tenant shall pay to Landlord the sum of twenty-nine thousand, two hundred, forty-three and 28/100 dollars ($29,243.28) as Basic Rent plus one thousand nine hundred and 81/100 dollars ($1,900.81) as sales tax on the Basic Rent as payment for the first month of the Basic Rent and sales tax which commences on the 1st day of July, 2015.

b.

Second Year of the Demised Term.  During the second Lease Year of the Demised Term, Tenant agrees to pay Basic Rent in the sum of three hundred fifty thousand, nine hundred, nineteen and 40/100 dollars, ($350,919.40) plus applicable sales tax, per annum, lawful money of the United States of America, payable in advance during the Second Year of the Demised Term of this Lease in sums of twenty-nine thousand, two hundred, forty-three and 28/100 dollars ($29,243.28) on the lst day of each month commencing on the 1st day of April, 2016, annd continuing thereafter on the first day of each month during 2016.

c.

Remainder of the Demised Term.  During the remainder of the Demised Term,  Tenant agrees to pay a net annual Basic Rent (“Basic Rent”) in the sum of: the previous  Lease Year’s Basic Rent, plus three percent (3%) of the previous Year’s Basic Rent, plus applicable sales tax,  payable in equal monthly installments due and payable on the 1st day of each month during the remainder of the Demised Term.  Such annual increase of three percent (3%) shall be effective on the 1st day of April 2017, and on the 1st day of  April of each year thereafter during the remainder of the Demised Term , as described in Exhibit “E”.

4.

Net Lease.   It is the intent of the parties hereto that this is an absolute net lease, and that all costs of ownership, maintenance, repair and replacement of capital items as more particularly described below, and use of the Demised Premises, including applicable sales tax shall be paid by Tenant in addition to the payments of Basic Rent specified above.  Landlord shall provide all Common Area Services (“Common Area Services” is defined as exterior janitorial services, fire alarm maintenance and monitoring contract, grounds maintenance, repair and maintenance of the roof,  pond maintenance, lawn irrigation system, maintenance, repair and replacement of HVAC, landscaping, parking lot maintenance and site lighting) to the Demised Premises, at Tenant’s expense and Tenant shall pay the cost of such Common Area Services as Additional Rent. Tenant shall be responsible for utilities, interior plumbing, interior lights, electrical outlets and janitorial. Tenant shall also pay for maintenance, repair and replacement of any and all additions or improvements made to the Demised Premises by Tenant during the Demised Term or any Extended Term.

Landlord shall, at Landlord’s own expense, replace the roof if that should become necessary.  Landlord shall also maintain and keep in good repair, the utility and sewer pipes outside the exterior walls of the Building on the Demised Premises.  Landlord warrants that the fire sprinkler, hot water, heating and air conditioning systems and equipment within the Demised Premises are in good working order as of the Lease Commencement date

5.

Additional Rent.

Tenant shall pay Additional Rent as set forth herein.  Said Additional Rent shall be payable commencing the 1st day of April, 2015, and shall be payable at all times during the Demised Term on the 1st day of each month during the Demised Term.  The Additional Rent due and payable on the 1st day of April, 2015, shall be the sum of seven thousand, seven hundred, eighty-four and 18/100 dollars ($7,784.18), plus applicable sales tax, and the same amount shall be due and payable on the 1st day of each month thereafter until adjusted as hereinafter set forth.

a.

Breach.   Tenant agrees to pay as Additional Rent in addition to the Basic Rent any and all reasonable sums which become due by reason or the failure of Tenant to comply with Tenant’s obligation under this Lease.

b.

Taxes, Assessments, Etc.  Tenant will promptly pay as Additional Rent to Landlord, as the same shall become due and payable and before they become delinquent, all taxes, rates, assessments and other governmental charges, which arise in connection with the Tenant’s use, occupancy or possession of, or any interest in, the Demised Premises, or upon the rents, issues, income and profits therefrom so as to prevent the same from becoming or being an enforceable lien or claim against the property or the interest of Landlord (“Expenses”).  Landlord shall apply such payment by Tenant to the payment of such Expenses and Landlord shall use its commercially reasonable efforts to pay such Expenses in order to avail itself of any applicable discounts or otherwise.  Such Expenses shall include all real estate taxes, governmental assessments water and sewer charges plus applicable sales tax which may become liens upon the Demised Premises or any part thereof.  If Landlord requests Tenant to pay such Expenses other than to Landlord, Tenant will furnish or cause to be furnished to Landlord not less than fifteen (15) days prior to the date on which payment of the same would become delinquent, or subject to penalty or interest, receipts or other evidence satisfactory to Landlord of the payment of all such Expenses.  If Landlord requests in writing, Tenant shall pay to Landlord, or as Landlord may direct, such Expenses in advance in installments as estimated and determined by Landlord, and deposited with Landlord, or as directed by Landlord, for payment of all such Expenses when the same may become due and payable.  Notwithstanding the foregoing, Tenant shall not be responsible for gross receipts or other taxes incurred by Landlord on the rents received hereunder or by virtue of Landlord’s ownership of the Demised Premises unless it is imposed in lieu of another charge for which Tenant is responsible hereunder.

If the Tenant deems excessive or illegal any such Expenses the Tenant may make payment under protest.  Any contest, whether before or after payment, may be made in the name of the Landlord or the Tenant or both, with the written consent of the Landlord.  If requested by Tenant, Landlord may, but shall not be required to, participate in any such contest, but the Tenant shall be entitled to any refund of any such Expenses, and any penalty or interest thereon which may have been paid by the Tenant, but all costs in connection with such contest shall be borne by the Tenant.

In case of failure of the Tenant to make any of the payments to be made by Tenant for such Expenses, the Landlord may, but shall not be required to, pay the amount of same, with penalty and interest thereon, if any.  The amount so paid by the Landlord, with interest at a rate not to exceed  Prime plus one thereon from the date of payment thereof by the Landlord, shall be added to and become a part of the next installment of rent.

If at any time during the term of this Lease the methods of taxation prevailing at the commencement of the term hereof shall be altered so that in lieu of or as a supplement to or a substitute for the whole or any part of the real estate taxes or assessments now levied, assessed or imposed (1) a tax, assessment, levy, imposition or charge, wholly or partially as a capital levy or otherwise, on the rents received therefrom or (2) a tax, assessment, levy (including but not limited to any municipal, state or federal levy), imposition or charge measured by or used in whole or in part upon the premises and imposed upon the Landlord, or (3) a license fee measured by the rent payable under this Lease, then all such taxes, assessments, levies or impositions and charges, or the part thereof so measured or based shall be deemed to be included in the general real estate taxes and assessments payable by the Tenant pursuant hereto to the extent that such taxes, assessments, levies, impositions and charges would be payable if the premises were the only property of the Landlord subject thereto, and the Tenant shall pay and discharge the same as herein provided in respect of the payment of general real estate taxes and assessments.

c.

Insurance.  Landlord shall at all times during the Demised Term keep all buildings and improvements now or hereafter erected upon the Demised Premises, together with Chattels therein, insured for the benefit of Landlord against loss by fire and other casualties and hazards usually covered by extended coverage insurance in an amount not less than the replacement value of the Demised Premises (excluding foundations and other parts below the surface of the lowest floor), as determined not more than once annually by an appraiser or rating bureau satisfactory to Landlord.  Tenant agrees that it will, throughout the Demised Term, pay and discharge as Additional Rent, the cost incurred by Landlord in insuring the Demised Premises as above stated.  Insurance premiums at the beginning and end of the term shall be apportioned.  It is expressly understood and agreed that if for any reason  attributable to Tenant it shall be impossible to obtain Fire insurance on the building and improvements on the Demised Premises in an amount and in the form and with fire insurance companies acceptable to the Landlord, the Landlord may, if the Landlord elects, (a) terminate this Lease and the term thereof, on giving to the Tenant fifteen (15) days notice in writing of Landlord’s intention so to do. Upon receipt of Notice, Tenant shall have thirty (30) days to cure the cause of the problem; provided however, that no such cure period shall extend beyond the expiration of the insurance coverage. If after thirty (30) days Tenant has not cured the cause of the problem, this Lease and the terms thereof shall terminate and come to an end; (b) compute the additional costs for such insurance over and above the standard cost as if the condition attributable to Tenant did not exist and Tenant shall be obligated to pay all of such additional cost.

Tenant at its own cost and expense will provide and keep in force during the Demised Term of this Lease comprehensive general liability insurance covering at least the hazards of “premises-operation”, “elevators” (if applicable) and “independent contractors”, in which Landlord shall be included as an additional insured, in such other limits of liability as may be required by Landlord from time to time, but not less than Two Million Dollars ($2,000,000.00) combined single limit.   Tenant will provide evidence of insurance in compliance with this section by providing certificate(s) of insurance

Tenant shall provide adequate notice to Landlord of any change to the policy contrary to the requirements provided above.  In case of failure of the Tenant to make premium payments when due, the Landlord may pay the amount of any such premiums.

Certificates of insurance for any insurance required under this Paragraph shall be deposited by Tenant with Landlord at least ten (10) days prior to the expiration of existing policies, and upon failure so to do Landlord may immediately purchase, for the account of Tenant, the necessary insurance from any reputable insurance company without notice to Tenant, and Tenant shall reimburse Landlord for cost thereof within ten (10) days after demand.

All insurance required hereunder shall be issued by companies licensed to do business in Florida.  Tenant shall have the right to carry the insurance provided for in this section, or any portions of such insurance under a blanket or comprehensive all-risks policy.

d.

Utilities.  Tenant further agrees to pay as Additional Rent all charges for water, sewer, gas, oil, electricity, light, heat, power, telephone or other utility used by Tenant and not separately metered to Tenant at the Demised Premises during the Demised Term. All charges for repair of the utility meter(s) on the Demised Premises, whether such repairs are made necessary by ordinary wear and tear, freezing, hot water, accident, or other causes, shall be payable by Tenant as additional rent and shall be paid immediately when the same become due.  Tenant shall cause all water, sewer, trash, electric and telephone accounts to be billed directly to Tenant and pay usage fees and charges directly to the individual utility providers.

e.

Miscellaneous.  Landlord agrees to perform and Tenant agrees to pay as Additional Rent all charges for exterior janitorial service, grounds maintenance, irrigation and landscaping, parking lot maintenance, fences and site lighting as may be necessary to maintain the Demised Premises in good repair and in a well maintained appearance and to pay to Landlord management fees equal to three (3%) percent of Base Rent and Additional Rent payable pursuant to this Lease, payable to Landlord as the managing agent for the building.

f.

Landlord and Tenant agree that the following items are not costs of ownership, maintenance, and use of the Demised Premises to be charged to the Tenant as Additional Rent: (a) Commissions payable to any real estate broker; (b) Costs incurred by the Landlord due to violation by the Landlord of any terms and conditions of this Lease; (c) Interest on debt or amortization payments on any mortgages covering the Landlord property; (d) Depreciation expense of Landlord’s property;

g.

Landlord shall maintain books and records with respect to Additional Rent.   Tenant shall have the right, to be exercised by written notice to Landlord (the “Review Notice”) given to review Landlord’s books and records relating to cost data for any calendar year.  Within ten (10) days after receipt of a timely Review Notice, Landlord shall make such books, records and other documentation reasonably requested by Tenant available to Tenant or Tenant’s agent for its review at 112 Chesley Drive, Suite 200, Media, Pennsylvania.  If Tenant elects to review Landlord’s books and records, then within sixty (60) days after such books and records are made available to Tenant, Tenant shall have the right to give Landlord written notice (an “Objection Notice”) stating in reasonable detail any objection Tenant has to Landlord’s statement of rent adjustment for any calendar year.  Upon Landlord’s receipt of a timely Objection Notice from Tenant, Landlord and Tenant shall work together in good faith to resolve Tenant’s objection.  If Landlord and Tenant or an independent auditor determine that rent adjustment for any given calendar year is less than the amount actually paid, then Landlord shall provide Tenant with a credit against future rent adjustment actually due in the amount of any overpayment by Tenant until the overpayment is corrected, or at the written request of Tenant, Landlord shall refund such amount to Tenant within thirty (30) days following the determination of overpayment.

6.

Operating Expenses.

If Landlord’s Operating Expense for any Lease Year shall be greater than the Operating Expense Allowance, Tenant shall pay to Landlord as Additional Rent the Operating Expense Adjustment, being the difference between the Operating Expense and the Operating Expense Allowance.  If Tenant occupies the Demised Premises or portion thereof for less than a full Operating Year, the Operating Expense Adjustment will be calculated in proportion to the amount of time in such Operating Year that Tenant occupied the Demised Premises.

Such Operating Expense Adjustment shall be paid in the following manner: within 90 days following the last day of the first and each succeeding Operating Year (“Expense Adjustment Date”), Landlord shall furnish Tenant an Operating Expense Statement as defined below.  Within thirty (30) days following the receipt of such Operating Expense Statement, the Operating Expenses exceed the estimated amount paid by Tenant, Tenant shall pay to Landlord as Additional Rent the Operating Expense Adjustment for such previous Operating Year. Conversely, if Tenant overpaid the previous years Operating Expenses, Landlord shall reimburse Tenant for any overpaid Operating Expenses.  Commencing with the first month of the second Operating Year and each year thereafter, Tenant shall be obligated to pay to Landlord, on account of the Operating Expense Adjustment for such Operating Year, monthly installments in advance equal to one-twelfth (1/12th) of Landlord’s estimate of the Operating Expense Adjustment for such Operating Year (“Estimated Operating Expense Adjustment”).  Landlord

shall provide Tenant with the Estimated Operating Expense Adjustment statement for the prior year.  In the event that Tenant has not received the Estimated Operating Expense Adjustment statement prior to the commencement of the third month of the Operating Year, Tenant shall continue to pay the previous year’s Operating Expense Adjustment.  However, Tenant shall be obligated to pay Landlord’s invoice for the monthly installment of Estimated Operating Expense Adjustment for the third month of the Operating Year (and the fourth month, if the Estimated Operating Expense Adjustment is not delivered by Landlord to Tenant before the beginning of the fourth month) within thirty (30)  days after delivery of the invoice for the Estimated Operating Expense Adjustment payments throughout the Operating Year and shall pay the eleventh and twelfth installments of the Operating Expense Adjustment during the first and second months of the succeeding Operating Year.  On the next succeeding Expense Adjustment Date, Tenant shall pay to Landlord (or Landlord shall credit to Tenant) any deficiency (or excess) between the installments paid on account of the preceding year’s Estimated Operating Expense Adjustment and the actual Operating Expense Adjustment for such Operating Year.

As used in this Section 8 the following words and terms shall be defined as follows:

a.

Operating Year.  Shall mean each calendar year during the Demised Term.

b.

Operating Expense Allowance.  For the first year of the Demised Term, shall mean ninety three thousand, four hundred , ten and 20/100 dollars ($93,410.20) per year calculated on the basis of one and 85/100 dollars ($1.85) per square foot of the Demised Premises.

c.

Operating Expense Statement.  Shall mean a statement in writing signed by Landlord, setting forth in reasonable detail (1) the Operating Expense for the preceding Operating Year, (2) the Operating Expense Allowance and (3) the Tenant’s Operating Expense Adjustment for such Operating Year, or portion thereof.

d.

Operating Expense.  Shall mean the expenses incurred by Landlord under this absolute net Lease in connection with the operation, repair and maintenance of the Building and Land which comprise the Demised Premises, such expenses being described in sections 4 and 5 hereinabove.

Operating Expense shall be “net” and, for that purpose, shall be reduced by the amounts of any reimbursement or credit received or receivable by Landlord with respect to an item of cost that is included in Operating Expense (other than reimbursements to Landlord by tenants of the building pursuant to Operating Expense escalation privisions).

If Landlord shall eliminate the payment of any wages or other labor costs or otherwise reduce the Operating Expense as a result of the installation of new devices or equipment, or by any other means, then in computing the Operating Expense the corresponding items shall be deducted from the Operating Expense Allowance for the Operating Year.

7.

Time, Place and Withholding of Payment.  Unless provided otherwise herein or consented to by the parties, all Basic Rent and Additional Rent shall be payable according to the terms set forth herein without prior notice or demand and without any set off or deduction whatsoever at the office of Landlord (or at such other place as Landlord may from time to time designate by notice in writing at the times provided for the payment of the Basic Rent.

8.

Affirmative Covenants of Tenant.  Tenant covenants and agrees that it will without demand:

a.

Interference and Waste.  Tenant agrees that it will conduct its business in accordance with all applicable laws and regulations.

b.

Maintenance and Repair.  Keep the Demised Premises and improvements erected thereon in good condition and repair, including all interior plumbing,  security system and monitoring equipment, interior lights, electric light outlets and any improvements added to the Demised Premises by Tenant including replacement of improvements added by Tenant.  Landlord shall enter into maintenance contracts (“Maintenance Contracts”) with a heating, air conditioning repair service and a fire system maintenance and monitoring firm for the Demised Term. Landlord will manage the repair and replacement of HVAC equipment as well as exterior building electrical systems, exterior plumbing and fire system and monitoring equipment. The cost of such Maintenance Contracts, repair and replacement of equipment shall be Additional Rent due in accordance with Section 5 hereinabove.  The Tenant shall permit the Landlord or Landlord’s duly authorized agents to enter upon the Demised Premises and the buildings and improvements thereon erected at any reasonable time, and from time to time, for the purpose of inspecting and appraising the same.  The Tenant shall comply with all orders, regulations, rules and requirements of every kind and nature relating to the Demised Premises, now or hereafter in effect, of the Federal, State, Municipal or other governmental authorities having power to enact, adopt, impose or require the same, whether they be usual or unusual, ordinary or extraordinary, as the result of any use or occupation thereof by Tenant, and the Tenant shall pay all costs and expenses incidental to such compliance. and shall indemnify and save harmless the Landlord from reasonable  expense, and damages by reason of any notices, orders, violations or penalties filed against or imposed upon the Demised Premises or against the Landlord as owner thereof, because of the failure of the Tenant to comply with this covenant.  Tenant further agrees to keep the Demised Premises clean, normal wear and tear and casualty excepted (unless such casualty results from the actions of Tenant, its agents, employees, invitees, contractors or subcontractors), and free from all ashes, dirt and other refuse matter; replace all glass windows, doors, etc., which are broken; and keep all waste and drain pipes open; provided however, Tenant shall be able to cover any floor drains within the Demised Premises.

In the event of the failure of Tenant promptly to perform the covenants of Section 8 hereof, Landlord may go upon the Demised Premises and perform such covenants, the cost thereof, at the sole option of Landlord, to be charged to Tenant as additional and delinquent rent.

c.

Compliance.  Comply with any requirements of any of the constituted public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Tenant or its use of the Demised Premises, and save Landlord harmless from penalties, fines, costs or damages resulting from failure so to do.

d.

Fire.  Use every reasonable precaution against fire.

e.

Rules and Regulations.  Comply with reasonable rules and regulations of Landlord promulgated as hereinafter provided.

f.

Surrender of Demised Premises.  Upon the expiration or other termination of this Lease, for any reason whatsoever, surrender to the Landlord the Demised Premises together with the buildings and improvements thereon erected or standing thereon in good order, condition and repair, except for reasonable wear and use and casualty thereof and except further, such damage by any taking by condemnation or exercise of the right of eminent domain if the Landlord has received the proceeds of such condemnation or exercise of eminent domain and applied the same under the provisions of this Lease.  Tenant further agrees to promptly deliver to Landlord at  its office all keys for the Demised Premises. Tenant shall repair any damage caused to the Demised Premises caused by the removal of Tenant’s personal property upon the expiration or termination of the Lease.

g.

Notice of Casualty.  Give to Landlord prompt written notice of any significant accident, fire, or damage occurring on or to the Demised Premises.

h.

Agency for Leasing.  Tenant shall not vacate or desert the Demised Premises during the Demised Term, or any renewal term, nor permit same to be empty and unoccupied without notice to Landlord.

9.

Negative Covenants of Tenant.  Tenant covenants and agrees that it will do none of the following things without first having obtained written consent from Landlord:

a.

Use.  Occupy the Demised Premises in any other manner or for any other purpose than as provided herein consent for which shall not be unreasonably withheld, conditioned or delayed. .

b.

Assignment, Etc.  Subject to the other provisions of this Lease, assign this Lease or hypothecate or mortgage the same or sublet the Demised Premises or any part thereof.  Any assignment, transfer, hypothecation, mortgaging or subletting without the written consent of the Landlord, which consent shall not unreasonably be withheld, conditioned or delayed, shall be void.  The assignment or subletting of the Demised Premises by Tenant shall not release Tenant from its obligations to perform the terms and provisions of their Lease unless Landlord shall specifically consent to such release in writing.  Notwithstanding anything in this Lease to the contrary, Tenant may assign or sublet the Demised Premises or any part thereof, with the prior consent of Landlord, which consent will not unreasonably be withheld, conditioned or delayed.

(1)

Notwithstanding anything to the contrary contained herein, it is understood and agreed that Tenant shall have the right to assign or sublet the premises or any portion therein without the prior written consent of the Landlord if such assignment or sublet is to any of the following: (a) To any business entity with which Tenant may merge or consolidate; (b) To any business entity which is a successor, a parent, subsidiary or affiliate of the Tenant (Tenant and affiliate must have at least 50 percent common ownership); (c) To any corporation which is a successor corporation in the event of a corporate reorganization.  A change in the ownership of and/or the power to vote the majority of the capital stock of the Tenant without Landlord’s consent shall not be an event of default if such change shall be made in connection with any of the transactions referred to above.

c.

Alterations and Improvements.  Make any structural alterations, improvements, or additions to the Demised Premises except in accordance with Paragraph 5 hereinabove.  All alterations, additions and improvements which are affixed to the Demised Premises in such a manner that they are intended to be permanently affixed or are affixed in such a manner that their removal would cause damage to the Demised Premises such as electrical installations, plumbing installations, heating units, cooling and/or refrigeration units, fire and burglar alarms and associated detection devices and related wiring, communication infrastructure equipment and lighting fixtures which may be made or installed by Tenant upon the Demised Premises shall upon the making or installation thereof be and become a part of the Demised Premises and shall remain upon and be surrendered with the Demised Premises as a part thereof at the termination of this Lease.  The trade fixtures, furniture and equipment listed on the Attached Exhibit “D” and other similar trade fixtures, furniture and movable equipment hereafter brought on the Demised Premises and not so affixed to the Demised Premises shall not become part of the Demised Premises.

In the event of a dispute between the parties as to what might be deemed to be “affixed” to the Demised Premises for purposes of this paragraph, if the item listed on Exhibit D, Exhibit D shall control any such determination.

 d.

Weights.  Place any weights in any portion of the Demised Premises beyond the safe carrying capacity of the structure.

 e.

Recordation.  Record this Lease.  If Tenant violates this covenant, Tenant hereby irrevocably authorizes, empowers and designates Landlord as its lawful attorney for the purpose of having said Lease marked satisfied of record.

10.

Landlord’s Rights.  Tenant covenants and agrees that Landlord shall have the right to do the following things and matters in and about the Demised Premises:

a.

Inspection.  At all reasonable times by itself or its duly authorized agent to go upon and inspect the Demised Premises and every part thereof, and/or at its  option to make repairs, to the Demised Premises or the building of which the Demised Premises is a part.  Excepting emergencies, Landlord shall give Tenant 24 hours’ prior notice of inspection, and Tenant shall have the right to escort Landlord during such inspection, if Tenant so desires.

b.

Rules and Regulations.  At any time or times and from time to time to make such reasonable rules and regulations as in its judgment may from time to time be necessary for the safety, care and cleanliness of the Demised Premises, and for the preservation of good order herein which are effective at least sixty days after Tenant’s receipt of notice thereof.  The current rules and regulations are attached hereto as Exhibit “C” and shall form a part of this Lease.

c.

For Sale or Rent.  To display a “For Sale” sign at any time and also, after notice from either party of intention to terminate this Lease, or at any time within three months prior to the expiration of this Lease, a “For Rent” sign, or both “For Rent” and “For Sale” signs; and all of said signs shall be placed upon such part of the Demised Premises as Landlord may elect and may contain such matter as Landlord shall require.  Prospective purchasers or tenants authorized by Landlord may inspect the premises at reasonable hours but must give Tenant 24 hours’ prior notice and Tenant shall have the right to escort same during such visit, if Tenant so desires.

11.

Responsibility of Tenant.

Tenant shall indemnify, defend and hold harmless Landlord, its agents, partners, and employees from and against any and all claims for damage to the person or property of any person or entity, including loss of life, bodily or personal injury or property damage,  arising from Tenant’s use or occupancy of the Demised Premises, or from the conduct of Tenant’s business or from any activity, work or things done or permitted by Tenant in or about the Demised Premises and shall further indemnify, defend and hold harmless Landlord from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation of Tenant to be performed under the terms of this Lease, or arising from Tenant’s acts or omissions, or any of Tenant’s agents, contractors, employees, or invitees, and from and against all costs, expenses and liabilities incurred by Landlord, its agents, partners and employees as the result of any such use, conduct, activity, default or negligence.  In case any action or proceeding is brought against Landlord, its agents, partners and employees, Tenant shall defend Landlord, and its agents, partners and employees at Tenant’s expense Landlord shall cooperate with Tenant in such defense.  Notwithstanding anything contained herein to the contrary, Tenant shall not be required to indemnify Landlord from any negligent acts or omissions or willful misconduct by Landlord or its agents, partners and employees.  The provisions of this Section shall survive the expiration or termination of this Lease with respect to any damage, injury, or death occurring before such expiration or termination.

The Landlord shall promptly notify the Tenant of any claim asserted against the Landlord on account of any injury or claimed injury to persons or property and shall promptly deliver to the Tenant the original or a true copy of any summons or other process, pleading or notice issued in any suit or other proceeding to assert or enforce any such claim.  The Tenant shall have the right to defend any such suit with attorneys of its own selection and the Landlord shall have the right, if it sees fit, to participate in such defense.

12.

Damage to Demised Premises.

a.

In the event that the Demised Premises is totally destroyed or so damaged by fire or other casualty not occurring through fault or negligence of the Tenant or those employed by or acting for  it, that, in Landlord’s judgment which judgment shall be determined within forty five (45) days from the casualty date, the same cannot be repaired or restored within three hundred sixty-five (365) days, this Lease shall absolutely cease, and the rent shall abate as of the date of casualty for the balance of the term.

b.

If the damage caused as above be only partial and such that the Demised Premises, in Landlord’s judgment, can be restored within the time period and under the conditions as provided in Subsection 12 above, the Landlord may, at its option, restore the same with reasonable promptness, and shall give Tenant 24 hours’ prior notice and Tenant shall have the right to escort same during such times, if Tenant so desires.  The Landlord also reserves the right to enter upon the Demised Premises whenever necessary to repair damage caused by fire or other casualty to the building of which the Demised Premises is a part, even though the effect of such entry may render the Demised Premises or a part thereof untenantable.  In either event the rent shall be apportioned and suspended during the time the Landlord is in possession, taking into account the portion of the Demised Premises rendered untenantable and the duration of the Landlord’s possession.

If Landlord elects to repair damage to the Demised Premises and it is unusable or inaccessible to Tenant in the ordinary conduct of its business until the damage is repaired, Tenant’s Base Rent and Operating Expenses and shall be abated in proportion to the amount of the Demised Premises which is unusable or inaccessible to Tenant in the ordinary conduct of its business until the repairs are completed.

c.

If Landlord elects not to repair the Demised Premises, Landlord shall notify Tenant within ten (10) days of such decision of its election not to repair the Demised Premises and Tenant may terminate this Lease by giving written notice thereof to Landlord within thirty (30) days from the day Landlord notified Tenant of Landlord’s election not to repair the Demised Premises.

d.

Notwithstanding the fact that Landlord may have elected to repair the Demised Premises within said  forty-five (45) day period, if the mortgagee chooses to accelerate the mortgage due to damage by fire or other casualty to the Demised Premises or the building of which the Demised Premises is a part, Landlord shall have the right to rescind and/or cancel said election to repair and shall have the right to elect not to repair the damage to the Demised Premises, provided said notification of election not to repair is given to Tenant within  forty-five (45) days after date of the receipt of said notice of acceleration

e.

Landlord shall not be liable for any damage, compensation or claim by reason of inconvenience or annoyance arising from the necessity of repairing any portion of the building, the interruption in the use of the Demised Premises, or the termination of this Lease by reason of the destruction of the Demised Premises unless such damage or loss was caused by Landlord’s negligence or willful misconduct.

13.

 Miscellaneous Agreements and Conditions.

a.

Non-Waiver by Landlord or Tenant.  The failure of the Landlord or Tenant to insist upon strict performance of any of the covenants or conditions to this Lease, or to exercise any option herein conferred in any one or more instances, shall not be construed as a waiver or relinquishment for the future of any such covenants or conditions of this Lease or option, but the same shall be and remain in full force and effect.

b.

Accord and Satisfaction.  No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement of statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such rent or pursue any other remedy herein.

c.

Jurisdiction and Law.  Tenant and Landlord hereby subject themselves to the jurisdiction of the Court of Brevard County, Florida.  The laws of the State of Florida shall be applicable to this Lease and any interpretations thereof.

d.

No Landlord Representations.  The Landlord has let the Demised Premises “as is” and without any representations on the part of Landlord, its officers, employees, servants and /or agents except as expressly set forth herein.

e.

Waiver of Jury Trial.  Landlord and Tenant hereby waive trial by jury for all issues arising out of this Lease and agree that in the event of any litigation arising directly or indirectly from this Lease and Tenant’s occupancy of the Demised Premises, all issues shall be tried by a judge without a jury.

f.

Radon Gas.  Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time.  Levels of radon that exceed federal and state guidelines have been found in buildings in Florida.  Additional information regarding radon and radon testing may be obtained from the Brevard County Health Department.

g.

 Attorneys Fees.  In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such litigation shall be entitled to recover from the non-prevailing party all of its fees, costs and expenses, in enforcing any right of such prevailing party under or with respect to this Lease including, without limitation, any court costs, reasonable attorneys’ fees, including reasonable “in house” attorneys’ fees and any other relief to which the prevailing party may be entitled.

14.

Remedies of Landlord.  If the Tenant:

a.

Does not pay within fifteen (15)) days after Tenant receives written notice it is due any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charge, expense, or cost herein agreed to be paid by the Landlord; or

b.

Violates or fails to perform or otherwise breaks any non-monetary covenant or agreement herein contained which is not corrected in compliance within thirty (30) days after receipt of the written notice thereof; or

c.

Vacates the Demised Premises without having first paid and satisfied the Landlord in full for all rent and other charges then due without Landlord’s permission; or

d.

Files or has filed against it (and if against not dismissed in thirty (30) days) a petition under Title 11, United States Code, Bankruptcy, as now or hereafter amended or supplemented, whether under Chapter 7, 11, or 13 of the aforesaid Bankruptcy Code; or if there is the commencement of any action or proceeding under state or federal law for the dissolution or liquidation of the Tenant in connection with bankruptcy or other insolvency, whether instituted by or against (and if against not dismissed in thirty (30) days) the Tenant or for the appointment of a receiver or trustee of all or substantially all of the property of the Tenant; or if there is the taking of possession of the property of the Tenant by any governmental officer or agency pursuant to statutory authority for the dissolution, rehabilitation, reorganization or liquidation of the Tenant; or if there is the making by the Tenant of an assignment for the benefit of creditors; provided however that such filing shall not permit Landlord to accelerate the rent due under this Lease;

Then and in any of said events, there shall be deemed to be a breach of this Lease, and thereupon Landlord shall have the following rights:

(1)

To accelerate the whole or any part of the Basic Rent and Additional Rent (sometimes collectively referred to herein as “Rent”) and other charges, payments, costs and expenses herein agreed to be paid by Tenant for the entire unexpired balance of the term of this Lease, and any Rent, other charges, payments, costs and expenses if so accelerated shall, in addition to any and all installments of Rent already due and payable and in arrears, and/or any other charge, expense or cost herein agreed to be paid by Tenant which may be due and payable and in arrears, be deemed due and payable as if, by the terms and provisions of this Lease, such accelerated Rent and other charges, payments, costs and expenses were on that date payable in advance.

(2)

Upon recovering possession of the Demised Premises by reason of or based upon or arising out of a default on the part of Tenant, Landlord may, at Landlord’s option, either terminate this Lease or make such alterations and repairs as may be necessary in order to relet the Demised Premises and relet the Demised Premises or any part or parts thereof, either in Landlord’s name or otherwise, for a term or terms which may at Landlord’s option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and at such rent or rents and upon such other terms and conditions as in Landlord’s sole discretion may seem advisable and to such person or persons as may in Landlord’s discretion seem best; upon each such reletting all rents received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney’s fees and all costs of such alterations and repairs; third, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Rent as it may become due and payable hereunder.  If such rentals received from such reletting during any month shall be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord.  Such deficiency shall be calculated and paid monthly.  No such re-entry or taking possession of the Demised Premises or the making of alterations and/or improvements thereto or the reletting thereof shall be construed as an election on the part of Landlord to terminate this Lease unless written notice of such intention be given to Tenant.  Landlord shall in no event be liable in any way whatsoever for failure to relet the Demised Premises or, in the event that the Demised Premises or any part or parts thereof are relet, for failure to collect the rent thereof under such reletting.  Tenant, for Tenant and Tenant’s successors and assigns, hereby irrevocably constitutes and appoints Landlord as Tenant’s and Landlord’s agent to collect the rents due and to become due under all subleases of the Demised Premises or any parts thereof without in any way affecting Tenant’s obligation to pay any unpaid balance of Rent due or to become due hereunder.  Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate its Lease for such previous breach.

15.

Right of Injunctive Relief.  In the event of a breach or threatened breach by either party of any of the covenants or provisions hereof, the nondefaulting party shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for.

16.

Rights Not Exclusive.  No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy herein or by law provided but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.

17.

Right of Assignee of Landlord.  The right to pursue the remedies herein provided against Tenant and to enforce all of the other provisions of this Lease may, at the option of any assignee of this Lease, be exercised by any assignee of the Landlord’s right, title and interest in this Lease in his, her or their own name, any statute, rule of court, custom, or practice to the contrary notwithstanding.

18.

Remedies Cumulative.  All of the remedies hereinbefore given to Landlord and all rights and remedies available to Tenant by law and equity shall be cumulative and concurrent.  No termination of this Lease shall deprive Landlord of any of its remedies or actions against Tenant for rent or sums due at the time or which, under the terms hereof, would in the future become due as if there has been no termination; nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

19.

Condemnation.  If at any time during the Demised Term or any renewal or extension thereof the Demised Premises, or any portion thereof, be lawfully condemned or conveyed in lieu of condemnation, the Landlord shall be entitled to, and shall receive the award or payment therefor, and the Tenant shall assign, and does hereby assign and transfer to the Landlord such award or payment as may be made therefor, and in no event and under no circumstances shall the Tenant be entitled to receive or retain any award or payment of any part thereof.  This Lease shall, as to the part so taken terminate as of the date title shall vest in the condemnor, and rent shall abate in proportion to the square feet of the leased space taken or condemned.  In the event of a condemnation or eminent domain action by which the entire Demised Premises is subject to vesting, Tenant, in its sole discretion, shall have the option to terminate this Lease.

20.

Execution of Estoppel Certificate.  At any time, and from time to time, upon the written request of Landlord or any first mortgagee, Tenant within twenty (20) days of the date of such written request agrees to execute and deliver to Landlord and/or such first mortgagee, without charge a written statement: (a) confirming the commencement and expiration date of the term of this Lease and the minimum annual rental rate payable during the lease term; (b) certifying that Tenant is in occupancy of the Demised Premises, and that the Lease is in full force and effect and has not been modified, assigned, supplemented or amended except by such writings as shall be stated; (c) certifying, if true and accurate, that all conditions and agreements under this Lease to be satisfied or performed by Landlord have been satisfied and performed except as shall be stated; (d) stating   whether Landlord is  in default under the Lease and there are no defenses or offsets against the enforcement of this Lease by Landlord or stating the defaults and/or defenses claimed by Tenant; (e) reciting the amount of advance rent, if any, paid by Tenant and the date to which such rent has been paid and, if requested by Landlord and/or Mortgagee, agreeing that Tenant shall not pay rent to Landlord more than thirty days in advance; (f) reciting the amount of security deposited with Landlord, if any; and (g) certifying that Tenant has no option or right of first refusal to purchase the Demised Premises or option to extend the term of the Lease (unless specifically set forth to the contrary in the Lease); (h) if requested by Landlord and/or Mortgagee, agreeing that the Lease will not be modified without the prior written consent of the Mortgagee; (i) certifying that tenant will not generate, store, handle or otherwise deal with any amount of any hazardous substances or hazardous waste (as defined in federal, state and local law) in or about the Demised Premises, in excess of those levels or quantities specified for regulatory purposes; (j) agreeing, if requested by Mortgagee, that Tenant will give Mortgagee such notice of any default by Landlord and reasonable opportunity to cure such default, not in excess of thirty (30) days, unless the default cannot be cured within said time, before exercising Tenant’s remedies under the Lease; and (k) any other information which Landlord or the mortgagee shall require.

21.

Failure to Execute Estoppel Certificate.  The failure of Tenant to execute, acknowledge and deliver to Landlord and/or any first mortgagee a statement in accordance with the provisions of Section 24 above within the said twenty (20) day period shall constitute acknowledgment by Tenant which may be relied upon by any person holding or intending to acquire any interest whatsoever in the Demised Premises that this Lease had not been assigned, amended, changed, or modified, is in full force and effect and that the Basic Rent and additional rent have been duly and fully paid not beyond the respective due dates immediately preceding the date of the request for such statement and shall constitute as to any persons entitled to rely on such statements a waiver of any defaults by Landlord or defenses or offsets against the enforcement of this Lease by Landlord which may exist prior to the date of the written request.

22.

Subordination and Attornment.  Landlord and Tenant agree:

a.

that, except as hereinafter provided, this Lease is, and all of Tenant’s rights hereunder are and shall always be, subject and subordinate to any first mortgage (“First Mortgage”); and

b.

That if the holder of any such First Mortgage (“Mortgagee”) or if the purchaser at any foreclosure sale or at any sale under a power of sale contained in any Mortgage shall at its sole option so request, Tenant will attorn to, and recognize such mortgagee or purchaser, as the case may be as Landlord under this Lease for the balance then remaining of the term of this Lease, subject to all terms of this Lease; and

c.

That the aforesaid provisions shall be self-operative and no further instrument or document shall be necessary unless required by any such First Mortgagee or purchaser.  Notwithstanding anything to the contrary set forth above, any First Mortgagee may at any time subordinate its Mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates or execution, delivery and/or recording and in that event such First Mortgagee shall have the same rights with respect to this Lease as though this Lease had been executed and a memorandum thereof recorded prior to the execution, delivery and recording of the Mortgage and as though this Lease had been assigned to such First Mortgagee.  Should Landlord or any First Mortgagee or purchaser desire confirmation of either such subordination or such attornment, as the case may be, Tenant upon written request, and from time to time, will execute and deliver without charge and in form satisfactory to Landlord, the First Mortgagee or the purchaser all instruments and/or documents that may be requested to acknowledge such subordination and/or agreement to attorn, in recordable form.

d.

Landlord agrees that it shall use its best efforts to procure from the mortgagee who has a mortgage on the Demised Premises the mortgagee’s consent to a non-disturbance agreement, in form reasonably satisfactory to Tenant, which approval shall not be unreasonably withheld. Landlord further agrees that it shall use reasonable efforts to obtain a similar agreement from any successor first mortgagee.

23.

Failure to Execute Instruments and Documents.  In the event Tenant fails to execute and deliver the instruments and documents as provided for in Sections 24 and 26 within twenty (20) days after request in writing by Landlord or such First Mortgagee or purchaser, as the case may be, Tenant does hereby make, constitute and appoint Landlord or such First Mortgagee or purchaser, as the case may be, as Tenant’s attorney-in-fact and in its name, place and stead to do so.  The aforesaid power of attorney is given as coupled with an interest and is irrevocable.

24.

Quite Enjoyment; Eviction by Foreclosure.  Tenant, on paying the rent shall at all times during the Demised Term, peaceably and quietly have, hold and enjoy the Demised Premises.

25.

Real Estate Commission.  Landlord will pay to Henderson Southeast Corporation a real estate commission for its services in procuring this Lease in accordance with a separate agreement between Landlord and Henderson Southeast Corporation.  Landlord and Tenant represent to each other that they have not incurred any obligations or liability to pay real estate commissions to any entity other than Henderson Southeast Corporation.  In the event that any other claim for real estate commission is made, the party alleged to have incurred such commission shall indemnify and hold harmless the other party from any damages arising from such claim.

26.

Notices.  All notices, consents and other communications under or regarding this Lease shall be in writing and shall be deemed to have been received on the earlier of the date of actual receipt, the third business day after being mailed by first class, certified, air mail, or the first business day after being sent by a reputable overnight delivery service.  Any notice must be addressed to the following recipients:

TO LANDLORD:

Henderson Sarno, L.C.

112 Chesley Drive, Suite 200

Media, PA  19063

With a copy to:

Henderson Southeast Corporation

1800 Penn Street, Suite 11

Melbourne, FL  32901

TO TENANT:

Oakridge Global  Energy Solutions, Inc.

3046 East Brighton Place

Salt Lake City, UT 84121

Such address may be changed from time to time by either party by serving notices as above provided.

27.

Mechanic’s Liens.

a.

Mechanic’s Liens Prohibited.  Tenant shall not suffer any mechanic’s lien to be filed against the Demised Premises by reason of work, labor, services or materials performed or furnished to Tenant or anyone holding the Demised Premises, or any part hereof, through or under Tenant.  If any mechanic’s lien or any notice of intention to file a mechanic’s lien shall at any time be filed against the Demised Premises Tenant shall at Tenant’s cost, within fourteen (14) days after knowledge or notice of the filing of any mechanic’s lien cause the same to be removed or discharged of record by payment, bond, order of a court of competent jurisdiction, or otherwise.

b.

Landlord’s Remedy for Tenant’s Breach.  If Tenant shall fail to remove or discharge any mechanic’s lien or any notice of intention to file a mechanic’s lien within the prescribed time, then in addition to any other right or remedy of Landlord, Landlord may, at its option, procure the removal or discharge of the same by payment or bond or otherwise.  Any amount paid by Landlord for such purpose, together with all legal and other expenses of Landlord in procuring the removal or discharge or such lien or notice of intention and together with interest thereon at the highest permissible rate shall be and become due and payable by Tenant to Landlord as additional rent, and in the event of Tenant’s failure to pay therefor within fifteen (15) days after demand, the same shall be added to and be due and payable with the next month’s rent.

c.

Non-Consent of Landlord to Filing of Liens.  Nothing contained in this Lease shall be construed as a consent on the part of Landlord to subject Landlord’s estate in the Demised Premises to any lien or liability arising out of Tenant’s use or occupancy of the premises.

28.

Lease Contains All Agreements.  It is expressly understood and agreed by and between the parties hereto that this Lease sets forth all the promises, agreements, and conditions or understandings between Landlord or  its Agent and Tenant relative to the Demised Premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth.  It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

29.

Heirs and Assignees.  All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties; and if there shall be more than one Tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein, and the word “Tenant” shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof.  The words “his” and “him” or “its” wherever stated herein, shall be deemed to refer to the “Landlord” or “Tenant” whether such Landlord or Tenant be singular or plural and irrespective of gender.  No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing as aforesaid.

30.

Security Deposit.  Tenant shall deposit with Landlord  with their signature on the lease a sum equal to three (3) months of  Basic Rent in the amount of eighty-seven thousand seven hundred twenty-nine dollars and 84/100 dollars ($87,729.84) as security deposit for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease

31.

Headings No Part of Lease.  Any headings preceding the text of the several paragraphs and subparagraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Lease nor shall they affect its meaning, construction or effect.

32.

Late Payment.  In the event that any payment of Basic Rent or additional rent or any other charge required to be paid by Tenant under the provisions of this Lease, shall not be paid within fifteen (15) days of the due date, Tenant shall pay to Landlord a late charge of five  (5%) percent of such past due payment; and such late charge shall be deemed “rent” for all purposes under this Lease.

33.

Landlord’s Consent.  Landlord agrees that it shall not unreasonably withhold, delay or condition any consent required of it under this Lease.

34.

Severability.  If a provision of this Lease Agreement is held invalid, it is hereby agreed that all valid provisions that are severable from the invalid provision remain in effect.  If a provision in this Lease Agreement is held invalid in one or more of its applications, the provision remains in effect in all valid applications.

35.

Landlord’s Liability.  Anything to the contrary herein notwithstanding, Landlord’s liability for any damages or assessments hereunder shall be limited solely to Landlord’s interest in the Demised Premises or land and building of which the Demised Premises is part, as the case may be.  It is further covenanted and agreed by the parties hereto that in no case shall the Landlord be liable for any consequential damages.

36.

Signage.  Tenant shall have the right, at Tenant’s sole cost and expense, to place neat, professionally executed signs at the front entrance monument sign, above the front entrance on the south side and/or loading areas as shall adequately advertise Tenant’s occupancy of the Premises and direct visitors, guests and the like to Tenant’s Premises provided that they comply with any and all laws and ordinances applicable thereto.  Tenant shall not place any sign on any part of the Building without the written consent of Landlord, which consent Landlord shall not unreasonably withhold.

37.

Environmental Clause.

a.

Tenant shall not cause the escape, disposal or release of toxic or hazardous substances or materials, including those which are biologically active or chemically active, which shall include, but not be limited to, those substances listed in the Environmental Statutes, as defined below, polychlorinated biphenyls ("PCB's"), asbestos and materials containing PCB's and asbestos (hereinafter collectively “Hazardous Materials”), in, around or from the Demised Premises.  Tenant shall not store, use or allow the storage or use of

Hazardous Materials in or around the Demised Premises in any manner not sanctioned by law or the highest standards prevailing in the industry for handling and storage of such Hazardous Materials.  In the event that any such Hazardous Materials are required to be used by Tenant in the ordinary course of its business and inconsistent with applicable law, Tenant shall send at least five (5) days’ advance written notice to Landlord of the uses of such substances, including any identification of such substances or materials.  Tenant shall remain strictly responsible and liable for any and all consequences, direct or indirect, resulting from the use of such Hazardous Materials in or around the Demised Premises.

b.

Tenant shall conduct all of its operations at the Premises in compliance with all federal, state and local statutes (including, but not limited to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. section 9601 et. seq, as amended by the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499, 100 Stat. 1613 (October 17, 1986) (“CERCLA”); the Resources Conservation and Recovery Act, 42 U.S.C. Section 6901 et. seq. (“RCRA”), Florida Air and Water Pollution Control Act and regulations enacted thereunder), ordinances, regulations, orders and requirements of common law, including, but not limited to, (i) discharges to the air, soil, surface or groundwater; and (ii) handling, utilizing, storage, treatment or disposal of any hazardous substances or toxic substances as defined therein ("Environmental Statutes").  Tenant shall obtain all permits, licenses or approvals and shall make all notifications and registrations required by Environmental Statutes and shall submit to Landlord, upon request, for inspecting and copying, all documents, permits, licenses, approvals, manifests and records required to be submitted and/or maintained by the provisions of the Environmental Statutes.  Tenant shall also provide promptly to Lessor copies of any correspondence, notice of violation, summons, order, complaint or other document received by Tenant pertaining to compliance with Environmental Statutes.

c.

Tenant shall not install at the Premises any temporary or permanent tanks for the storage of any liquid or gas above ground except as in compliance with the applicable law or the other provisions of this section and after obtaining written permission to do so from Landlord. Under no circumstance shall Tenant be permitted to install a below ground storage tank.

d.

If, because of the manner in which Tenant operates its business, the Landlord or a governmental agency shall require testing by an environmental testing entity of its choice, to ascertain whether there has been a release of Hazardous Materials by Tenant, its agents, servants, employees or business invitees, in or around the Demised Premises, the reasonable costs of such testing shall be reimbursed by Tenant to Landlord as Additional Rent.  Tenant shall execute affidavits of representations, at Landlord’s request but no more frequently than annually, stating that, to the best of Tenant’s knowledge and belief, from the date Tenant took occupancy of the Demised Premises that Tenant is compliant with any and all applicable Environmental Statutes.

e.

Both parties hereby agree to indemnify the other party and to hold the other party harmless of, from and against any and all expense, loss, cost, fines, penalties, loss of value or liability suffered by the defaulting party by reason of the defaulting party’s breach of any of the provisions of this section.

f.

The provisions of this section shall survive the termination of Tenant's tenancy or of this Lease.

g.

Landlord hereby agrees to indemnify Tenant and to hold Tenant harmless of, from, and against any and all expense, loss, cost, fines, penalties, or liability caused by the presence or release of Toxic or Hazardous Substances or Materials which occurred prior to the time Tenant took possession of the Demised Premises.

38.

Option to Renew.  Tenant shall have the right to extend the term of this Lease for one (1) additional terms of five (5) years (such five (5) year extension being referred to as the “Extended Term” commencing the first day after the Expiration Date, upon the following terms and conditions:

a.

On or before 180 days prior prior to expiration of the current Demised Term, Tenant shall notify Landlord in writing, of Tenant’s election to extend the term of the Lease, under the terms and provisions of Section 38 of the Lease;

b.

At the time of the exercise of such rights and thereafter until the Extended Term shall commence, Tenant shall not be in default  of the performance of any of the terms, covenants or conditions of this Lease, which default  has not been remedied.;

c.

The Extended Term shall be upon the same terms, covenants and conditions as in this Lease, except that (i) there will be no right to extend this Lease beyond the Extended Term, and (ii) there shall be no right to have any rent abated or forgiven during the Extended Term, and (iii) the annual Basic Rent for the Extended Term shall be calculated in the same manner as set forth in Section 3 of the Lease.  Basic Rent for each Lease Year of the Extended Term shall be increased on April 1 of each year of the Extended Term so as to be three percent (3%) greater than the Basic Rent for the previous Lease Year.

d.

Upon the giving of such notice in writing as aforementioned, this Lease shall be deemed extended for the Extended Term, subject to the provisions and conditions of this paragraph, without execution of any further instruments.

39.

Early Occupancy.  For occupancy prior to the Commencement Date, Tenant may occupy the Demised Premises under the following terms and conditions:

a.

Landlord shall be in receipt of a signed lease document; and

b.

Rent shall be due and payable for the period prior to the Rent Commencement date at the monthly rental for this Lease prorated for the number of days of occupancy prior to the Rent Commencement date of this Lease as defined in paragraph 2., Demised Term; and

c.

All terms and provisions of the new Lease shall be applicable to Tenant’s occupancy during the period prior to Commencement Date specified in the new Lease.

SIGNATURES ON THE FOLLOWING PAGE

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written, intending to be legally bound hereby.

LANDLORD:

HENDERSON SARNO, L.C.

By: Henderson Managing Member LLC, its

Witness

Managing Member

By: Henderson Group, Inc. its Manager

By:

/s/ John B. Condon

John B. Condon, Treasurer

Witness

TENANT:

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

Witness

By: /s/ Larry Lee Arrowood

Print Name: Larry Lee Arrowood

Witness

Its: President

EXHIBIT A

HENDERSON SARNO, L.C.

Sub Name:	PART OF N 1/2 OF N 1/2 OF SE 1/4 AS DESC IN ORB 3104 PG 2266

SITE PLAN

EXHIBIT “B”

MAINTENANCE SERVICE SPECIFICATIONS FOR HVAC SYSTEMS

Service Agreements must include the following:

a.

Quarterly inspections (four times per year) to include filter changing.

b.

Belt replacement as needed (but at least  once per year), adjust belt tension.

c.

Grease and oil all motor bearings and additional moving parts (i.e.  dampers).

d.

Preserve exterior casing by removing rust and apply paint.  Insure casing is secure.

e.

Evaporator and condenser cleaning on an as needed basis.

f.

Condensate drain pans cleaned and preserved as needed.

g.

Cleaning solution to be non-acidic type (as to protect delicate roofing materials).

h.

Evaporative condensers or cooling towers shall be cleaned annually.  All debris shall be removed from sumps.

i.

Water treatment shall be added as necessary to inhibit molds (by drip feeder or tablet method, cost of material to be additional to base contract price).

j.

Drain pans, condensate pumps and drain line traps will be treated with a non-corrosive algaecide type inhibitor (to prevent biological growth).

k.

Refrigerant circuits shall be leak checked prior to start-up.

l.

Refrigerant controls shall be checked and adjusted to manufacturer’s specifications (i.e.  thermostatic expansion valve, hot gas bypass valves).

m.

Unitary operating controls and safety controls (i.e. oil failure, high-low pressure cutouts, time delay and short cycle device), shall be tested and adjusted to maintain complete system protection.

n.

All electrical connections will be tightened.

o.

All contactors will be inspected and cleaned.

p.

All electric motor loads shall be monitored including amperage and voltage.

q.

All motor mounts and compressor mounts shall be checked for integrity and serviced as necessary to prevent vibration throughout units.

r.

All record of all operating temperatures pressure and electrical data shall be forwarded to the customer for each unit serviced the record will include model and serial number.

s.

All condensate lines to be inspected and repaired as needed to prevent leaking.

t.

A schedule of rates will be included for standard overtime and holiday rates for service not covered under contract.

u.

A mark-up percentage for material shall be forwarded along with rate schedule.

v.

A guaranteed response time and referred customer status shall be extended to the customer for emergency call out.

w.

A form listing the maintenance work completed on what date shall be forwarded to customer with service order or invoice.

            010214

EXHIBIT “C”

RULES AND REGULATIONS

1.

Tenant will not keep any animals or birds in the Demised Premises or in the building nor permit any animals or birds to be brought into or kept in the Demised Premises by others, except seeing eye dogs.

2.

Tenant will not go, or authorize or permit anyone to go upon the roof of the building except as authorized by Landlord for the maintenance or repair of HVAC equipment.

3.

Tenant will not make, commit or permit any improper noises or disturbances in the building, mark, defile and deface the Demised Premises or the building of which the Demised Premises is a part or interfere in any way with other tenants, their employees or those having business with them.

4.

Tenant agrees that Landlord shall in no case be liable for the admission or exclusion of any person from said building.

5.

Tenant will not occupy the Demised Premises as living quarters or sleeping apartments or in any manner or for any use or purpose other than as stated in the Lease.  Tenant will not use the halls, passages, elevators and stairways of the building of which the Demised Premises are a part for any purpose other than ingress and egress.

6.

Tenant will not use the toilet rooms, water closets, urinals and other water fixtures and apparatus on the Demised Premises or in the building of which the same are a part for any purpose other than that for which they were designed and constructed, nor throw sweepings, rubbish, rags, ashes, chemicals or other injurious substances therein.

7.

Tenant will give Landlord prompt notice of any canvassers, newsboys, peddlers or beggars plying their trade in the building of which the Demised Premises are a part.

8.

Tenant will close the windows and securely lock the doors of the Demised Premises before leaving the building each day.

9.

Tenant will not hang or install on any window any window shade, blind or curtain without the written approval of Landlord.  Tenant shall be responsible for (all costs incurred) repair or replacement of the window blinds.

10.

Tenant will not permit or allow any sign to be displayed in or painted on the exterior door of the Demised Premises or any other part of the building of which the Demised Premises is a part without the prior written consent of Landlord.

11.

Tenant will not use or permit the Demised Premises to be used as a hurricane shelter.

12.

Tenant will not place or store anything in or on the building other than in the Demised Premises without the prior written consent of Landlord.

13.

Tenant will not leave or keep bicycles, vehicles, or conveyances in the building or on the surrounding land except in places as Landlord may designate for such purpose.

14.

Tenant will not cook or prepare food in the Demised Premises, except in designated areas or in areas previously approved in writing by Landlord.

15.

Tenant will not obstruct any part of the property outside the Demised Premises.

16.

There will be no smoking anywhere inside the Demised Premises or inside any area of the building of which the Demised Premises is a part.

17.

Tenant will not take any other action which in Landlord’s reasonable judgment might tend to adversely affect the reputation of the building of which the Demised Premises is a part.

EXHIBIT “D”

TRADE FIXTURES, FURNITURE AND EQUIPMENT

EXHIBIT “E”

RENT PAYMENT CHART

Demised Term	Basic Rent	Additional Rent	Sales Tax	Total Monthly Amount

04/01/15 - 06/30/15	abated	$7,784.18	$505.97	$8,290.15

07/01/15 - 07/30/15	prepaid with lease signing	$7,784.18	$505.97	$8,290.15

08/01/15 - 03/31/16	$29,243.28	$7,784.18	$2,406.78	$39,434.24

04/01/16 - 03/31/17	$29,243.28	*	**	***

04/01/17 - 03/31/18	$30,120.58	*	**	***

04/01/18 - 03/31/19	$31,024.20	*	**	***

04/01/19 - 03/31/20	$31,954.93	*	**	***

04/01/20 - 06/30/20	$32,913.57	*	**	***

* Additional Rent to be adjusted yearly as per Section 6. Of the Lease - Operating Expenses
** Sales Tax to be determined based upon Basic Rent and Adjusted Additional Rent
*** Total Monthly Amount Due based upon adjusted figures provided above